Exhibit 31.3

SECTION 302 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Julie Smolyansky, certify that:

1.	I have reviewed this Amendment No. 1 to annual report on Form 10-K of Lifeway Foods, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:	April 30, 2021	By:	/s/ Julie Smolyansky
Julie Smolyansky Chief Executive Officer, President and Director (Principal Executive Officer)